Exhibit 99.1

CHENGHE ACQUISITION CO. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. V ot e b y Interne t - QUIC K EAS Y IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Vote at the Meeting – If you plan to attend the extraordinary general meeting virtually online, you will need your 12 digit control number to vote electronically at the extraordinar y genera l meeting. T o attend: https://www.cstproxy .com/ chengheacquisition/sm2024 MAIL – Mark, sign and date your proxy card and return it in the postage - paid envelope provided. to vote your shares in the same manner as if you marked, signed and returned your proxy card . Votes submitted electronically over the Internet must be received by 11 : 59 p . m . , Eastern Time, on , 2024. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. CHENGHE ACQUISITION CO. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated , 2024 , in connection with the Extraordinary General Meeting of Shareholders (the “Extraordinary Meeting”) of Chenghe Acquisition Co. (“Chenghe” or the “Company”) to be held at a.m. Eastern time, on , 2024. For the purposes of Cayman Islands law and the amended and restated memorandum and articles of association of Chenghe, the physical location of the Extraordinary Meeting shall be at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020, or you or your proxyholder will be able to attend and vote at the Extraordinary Meeting online by visiting https://www.cstproxy.com/chengheacquisition/sm2024 and using a control number assigned by Continental Stock Transfer & Trust Company. The undersigned, revoking any previous proxies relating to these shares, hereby appoints Shibin Wang the attorney and proxies of the undersigned, with power of substitution to each, to vote all Class A Ordinary Shares of Chenghe registered in the name provided, which the undersigned is entitled to vote at the Extraordinary Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present . Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this proxy statement . PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED . THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER . IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF . THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU . TH E BOAR D O F DIREC T OR S RECOMMEND S A VOT E “FOR ” AL L PROPOSALS . (Continued and to be marked, dated and signed on reverse side) PROXY CARD

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary Meeting to be held on , 2024: The notice of meeting and the accompanying proxy statement are available at https://www .cstprox y.com/chengheacquisition/sm2024 CONTRO L NUMBER Signature Signature, if held jointly Date . Signature should agree with name printed hereon . If the share is held in the name of more than one person, EACH joint owner should sign . Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign . Attorneys should submit powers of attorney . PROXY CARD CHENGHE ACQUISITION CO. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark lik e this X your votes 3 . Proposal No . 3 — The Authorized Share Capital Amendmen t Proposa l — t o conside r an d vot e upon, as an ordinary resolution, a proposal to approve, with effect from the effective time of the Merger, the reclassification and re - designation of (a) 500 , 000 , 000 issued and unissued Class A ordinary shares of a par value of $ 0 . 0001 each to 500 , 000 , 000 issued and unissued ordinary shares of a par value of $ 0 . 0001 each ; (b) 50 , 000 , 000 issued and unissued Class B ordinary shares of a par value of $ 0 . 0001 each to 50 , 000 , 000 issued and unissued ordinary shares of a par value of $ 0 . 0001 each ; and (c) 5 , 000 , 000 authorized but unissued preference shares of a par value of $ 0 . 0001 each to 5 , 000 , 000 authorized but unissued ordinary shares of a par value of $ 0 . 0001 each (the “ Re - designation ”) so that following such Re - designation, the authorized share capital of Chenghe shall be $ 55 , 500 divided into 555 , 000 , 000 ordinary shares of a par value of $ 0 . 0001 each, and immediately after the Re - designation, the authorized share capital of Chenghe be amended from $ 55 , 500 divided into 555 , 000 , 000 ordinary shares of a par value of $ 0 . 0001 each to $ 50 , 000 divided into 500 , 000 , 000 ordinary shares of a par value of $ 0 . 0001 each by the cancellation of 55 , 000 , 000 authorized but unissued ordinary shares of a par value of $ 0 . 000 1 each ; 4 . Proposal No . 4 — The Articles Amendment Proposals — to consider and vote upon, as special resolutions, two separate proposals to approve, wit h e ff ec t fro m th e e ff ectiv e tim e o f th e Merger : (a) the change of name of Chenghe from “Chenghe Acquisitio n Co. ” t o “SEMILU X L TD.” ; and (b) the amended and restated memorandum and articles of association of SPAC currently in effect be amende d an d restate d b y th e deletio n i n thei r entirety and the substitution in their place of the proposed second amended and restated memorandum and articles of association of Chenghe (the “ Restated M&A ”) . A copy of the Restated M&A is attached as Annex H to the accompanying Registration Statement/Proxy Statement ; and 5 . Proposa l No . 5 — Th e Adjournmen t Proposa l — t o conside r an d vot e upon , a s a n ordinar y resolution, a proposal to adjourn the Extraordinary General Meetin g t o a late r dat e o r dates , i f necessar y , t o permi t furthe r solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve one or more proposals presented to the shareholders for vote . 1. Proposal No. 1 — The Business Combination FOR AGAINST ABSTAIN Proposal — to consider and vote upon, as an ordinary resolution, a proposal to approve and adopt the business combination agreement dated as of July 21 , 2023 (as it may be amended, supplemented or otherwise modified from time to time, the “ Business Combination Agreement ”), by and among Chenghe, Semilux International Ltd . , a Cayman Islands exempted company with limited liability (“ CayCo ”), SEMILUX LTD . , a Cayman Islands exempted company with limited liability and a direct wholly owned subsidiary of CayCo (“ Merger Sub ”), and Taiwan Color Optics, Inc . (“ TCO ” and together with CayCo and Merger Sub, the “ TCO Parties ”), a company incorporated and in existence under the laws of Taiwan with uniform commercial number of 25052644 , and approve the transactions contemplated thereby, pursuant t o which , amon g othe r things , Merge r Su b shal l b e merge d wit h an d into Chenghe with Chenghe being the surviving company and as a direct, wholly owned subsidiary of CayCo (the “ Merger ”), and Chenghe will change its name to “ SEMILUX LTD . ” (the “ Business Combination ”) . The Business Combination and other transactions contemplated by the Business Combination Agreement are referred to as the “ Transactions . ” A copy of the Business Combination Agreement is attached as Annex A to the accompanying Registration Statement/Proxy Statement and a cop y o f th e Pla n o f Merge r i s attache d a s Anne x A - 1 t o th e accompanying Registratio n Statement/Prox y Statement ; 2. Proposal No. 2 — The Merger Proposal — to FOR AGAINST ABSTAIN consider and vote upon, as a special resolution, a proposal to approve and adopt the plan of merger to be filed with the Registrar of Companies of the Cayman Islands (the “ Plan of Merger ”) and approve the transactions contemplated thereby, including, without limitation the Merger . A copy of the Plan of Merger is attached as Annex A - 1 to the accompanying Registration Statement/ Proxy Statement ; FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN